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Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated September 14, 2018

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, Y, R5 and R6 shares of the Fund listed below:

Invesco Quality Income Fund

Effective on or about September 14, 2018, Jason Marshall will no longer serve as a Portfolio Manager to Invesco Quality Income Fund. Therefore, all references to Mr. Marshall in the summary and statutory prospectuses and Statement of Additional Information are hereby removed as of that date.

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